Income tax - Income tax expense (recovery) from continuing operations differs from the amount that would result from applying the federal and principal income tax rates (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income tax
Loss from continuing operations before income taxes	$ (6,463,640)	$ (1,151,073)
Statutory tax rate	27.00%	23.00%
Expected income tax recovery based on statutory rate	$ (1,745,183)	$ (264,747)
Adjustments to expected income tax recovery:
Change in unrecognized deferred tax assets	1,683,852	(502,818)
Non-deductible foreign exchange	(108,239)	395,485
Share-based compensation and other non-deductible items	549,740	78,111
Income tax expense / (recovery) from continuing operations	$ 380,170	$ (293,969)